EXHIBIT 23

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of McDonald's Corporation and in the related prospectuses of our report dated January 26, 1999 with respect to the consolidated financial statements of McDonald's Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1998.


Commission File No.

----------------------------------------------
Form S-8                              Form S-3
----------------------------------------------
33-09267                              33-00001
33-24958                              33-42642
33-49817                              33-64873
33-50701                              33-60939
33-58840                             333-14141
333-03409                            333-25899
333-65033                            333-59145
----------------------------------------------

ERNST & YOUNG LLP
Chicago, Illinois
March 30, 1999
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